(GRAND PRIX FUND LOGO)

                                     SEMI-
                                     ANNUAL
                                     REPORT

                                 APRIL 30, 2002

GRAND PRIX FUND

                                                                        May 2002

Dear Fellow Shareholder,

Grand Prix Fund returned minus 15.4% for Class A shares and minus 15.7% for Class C shares based on NAV for the six months ending April 30, 2002. The Fund was still caught in the throes of the vicious bear market which started in early 2000. All mutual funds do not peak or bottom at the same time. Several other aggressive growth funds like Grand Prix have hit their lows for the cycle in the past several months.

During the severe bear market of 1973-74, most aggressive growth funds were among the worst performing mutual funds. Five of the worst performers declined by an average 70.8% in that two year period before going on a tear over the next nine years with an average return of 901.9%. Every one of these funds more than recouped its 1973-74 losses.

Aggressive growth funds have proven to be more rewarding than other styles over the long term. According to Thomson Financial, a $1,000 investment in the average aggressive growth fund would have grown to approximately $138,000 during 1959-2001. The same $1,000 investment in the average growth fund and the average value fund would have grown to about $88,000 and $63,000 respectively. Aggressive growth funds in the aggregate have never lost money over any ten-year period since 1959. This is also true of the equity funds in general and is a very cogent reason why holding periods should not be less than ten years.

Grand Prix has gone through a terrible period which started at the peak of the bull market in early 2000 and has continued through the first part of 2002. Unlike other aggressive growth funds that have either changed their managers or their styles in the wake of the vicious bear market, Grand Prix has not nor will not. Adherence to any fund's philosophy and decision making process through thick and thin is absolutely critical to achieving success in performance over the long term.

Many investors lose patience watching a fund underperform for two years. A study done by DALBAR on investor behavior during 1985-2000 determined that mutual fund investors realized an annual return of 5.3% compared to 16.3% for the S&P 500 during this sixteen year period. Worse yet, the return was less than the annual Treasury bill return of 5.8%. Fund investors earned only 22% of the S&P 500 return because holding periods have shrunk to about 21.2 years. The record shows that throwing in the towel on a poor performing fund has been a counter-productive strategy.

We think that the new bull market will carry the market averages much higher than general expectations. We expect the DJIA to be in record territory by December 31st of this year. It may come as a surprise to many investors that the S&P Midcap and Smallcap indices already reached record highs on April 16th, so the DJIA should not be far behind. We expect further that the S&P 500 will move into record territory in 2003 and that the NASDAQ Composite will take longer to recover simply because it has gone down so much.

Further, we expect aggressive growth funds to return to a leadership position similar to the recovery following the 1973-74 bear market. Finally, we feel strongly that aggressive growth funds like Grand Prix that invest in fast growing companies will perform very well in the new bull market.

Shareholders with questions may call me directly at (800) 307 4880. We thank you as fellow shareholders for your patience through this terrible bear market and look forward to a rewarding experience in the period ahead.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class A Shares (NAV)    Class A Shares (Load)   S&P 500 Index
    ----       --------------------    ---------------------   -------------
  12/31/97           $10,000                   $9,475             $10,000
  04/30/98           $11,970                  $11,345             $11,510
  10/31/98           $14,419                  $13,667             $11,463
  04/30/99           $25,725                  $24,383             $14,021
  10/31/99           $33,382                  $31,641             $14,405
  04/30/00           $62,376                  $59,123             $15,440
  10/31/00           $41,608                  $39,439             $15,280
  04/30/01           $21,820                  $20,682             $13,437
  10/31/01           $14,687                  $13,921             $11,475
  04/30/02           $12,428                  $11,780             $11,740

                      For the period ended April 30, 2002

                                        Six Months            Annualized
                                          Ended                  Since
                                         4/30/02               Inception
                                        ----------            ----------
   Grand Prix Fund -
     Class A Shares (NAV)                (15.38)%                5.15%
   Grand Prix Fund -
     Class A Shares (Load)               (19.81)%                3.86%
   S&P 500 Index                           2.31%                3.77%

                                    CLASS C

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class C Shares (NAV)    Class C Shares (Load)   S&P 500 Index
    ----       --------------------    ---------------------   -------------
  08/05/99           $10,000                   $9,900             $10,000
  10/31/99           $13,708                  $13,571             $10,473
  04/30/00           $25,552                  $25,298             $11,225
  10/31/00           $16,989                  $16,820             $11,109
  04/30/01            $8,875                   $8,787              $9,769
  10/31/01            $5,951                   $5,891              $8,342
  04/30/02            $5,017                   $4,967              $8,535

                      For the period ended April 30, 2002

                                        Six Months            Annualized
                                          Ended                  Since
                                         4/30/02               Inception
                                        ----------            ----------
   Grand Prix Fund -
     Class C Shares (NAV)                (15.69)%              (22.28)%
   Grand Prix Fund -
     Class C Shares (Load)               (16.52)%              (22.56)%
   S&P 500 Index                           2.31%               (5.62)%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GRAND PRIX FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2002 (UNAUDITED)

ASSETS:
     Investments, at value (cost $55,370,336)                     $ 59,338,313
     Receivable for investments sold                                 5,527,637
     Capital shares sold                                                 8,161
     Dividends and interest receivable                                      51
     Organizational expenses, net of accumulated amortization           10,642
     Other assets                                                       26,475
                                                                  ------------
     Total Assets                                                   64,911,279
                                                                  ------------

LIABILITIES:
     Payable for investments purchased                               6,214,238
     Capital shares redeemed                                           170,743
     Payable to Advisor                                                 26,102
     Loan payable                                                    4,000,000
     Accrued expenses and other liabilities                            138,744
                                                                  ------------
     Total Liabilities                                              10,549,827
                                                                  ------------
                                                                  $ 54,361,452
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
     Capital stock                                                $294,861,814
     Accumulated undistributed net realized loss
       on investments sold                                        (244,468,339)
     Net unrealized appreciation on investments                      3,967,977
                                                                  ------------
     Total Net Assets                                             $ 54,361,452
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
     Net assets                                                  $  39,129,551
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             3,763,434
     Net asset value and redemption price per share                     $10.40
                                                                  ------------
                                                                  ------------
     Maximum offering price per share (100/94.75 of $10.40)             $10.98
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
     Net assets                                                   $ 15,231,901
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             1,492,433
     Net asset value and redemption price per share                     $10.21
                                                                  ------------
                                                                  ------------

     Maximum offering price per share (100/99 of $10.21)                $10.31
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
     Interest income                                              $      1,100
     Dividend income (net of foreign withholding taxes of $4,347)       40,125
                                                                  ------------
     Total investment income                                            41,225
                                                                  ------------

EXPENSES:
     Investment advisory fee                                           348,611
     Administration fee                                                 29,383
     Shareholder servicing and accounting costs                        226,531
     Custody fees                                                        8,402
     Federal and state registration                                     21,921
     Professional fees                                                  19,556
     Reports to shareholders                                            22,558
     Directors' fees and expenses                                        1,291
     Amortization of organizational expenses                             7,890
     Distribution expense - Class A shares                              62,414
     Distribution expense - Class C shares                              98,955
     Insurance expense                                                   1,176
                                                                  ------------
     Total operating expenses before expense reimbursement
       from Advisor and interest expense                               848,688
     Less:  Reimbursement from Advisor (Note 6)                       (139,628)
                                                                  ------------
     Total operating expenses before interest expense                  709,060
     Interest expense                                                  201,004
                                                                  ------------
     Total expenses                                                    910,064
                                                                  ------------
NET INVESTMENT LOSS                                                   (868,839)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investment transactions                  (13,751,015)
     Change in unrealized appreciation (depreciation)
       on investments                                                3,363,532
                                                                  ------------
     Net realized and unrealized loss on investments               (10,387,483)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(11,256,322)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CASH FLOWS - SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of capital shares                         $  17,811,403
Repurchases of capital shares                     (33,647,416)
Distributions paid in cash                                  0
Net change in receivables/payables related to
  capital share transactions                          643,433
                                                -------------

Cash used by capital share transactions           (15,192,580)
Cash provided by borrowings                         2,600,000
                                                -------------
                                                                  $(12,592,580)
                                                                  ------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of investments                         (142,051,284)
Proceeds from sales of investments                155,565,439
                                                -------------
                                                   13,514,155
                                                -------------

Net investment loss                                  (868,839)
Net change in receivables/payables
  related to operations                               (52,736)
                                                -------------
                                                     (921,575)
                                                -------------
                                                                    12,592,580
                                                                  ------------

Net increase in cash                                                         0
Cash, beginning of period                                                    0
                                                                  ------------
Cash, end of period                                               $          0
                                                                  ------------
                                                                  ------------

Supplemental Information:
  Cash paid for interest                             $193,471

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              April 30, 2002   October 31, 2001
                                             ----------------  ----------------
                                                (Unaudited)
OPERATIONS:
   Net investment loss                         $   (868,839)     $  (3,391,951)
   Net realized loss on
     investment transactions                    (13,751,015)      (186,259,832)
   Change in unrealized appreciation
     (depreciation) on investments                3,363,532        (14,981,173)
                                               ------------      -------------
   Net decrease in net assets
     resulting from operations                  (11,256,322)      (204,632,956)
                                               ------------      -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                     17,811,403        663,983,884
   Shares issued to holders in
     reinvestment of dividends                           --                 --
   Cost of shares redeemed                      (33,647,416)      (761,154,800)
                                               ------------      -------------
   Net increase (decrease) in net assets
     resulting from capital share transactions  (15,836,013)       (97,170,916)
                                               ------------      -------------

TOTAL DECREASE IN NET ASSETS                    (27,092,335)      (301,803,872)

NET ASSETS:
   Beginning of period                           81,453,787        383,257,659
                                               ------------      -------------
   End of period                               $ 54,361,452      $  81,453,787
                                               ------------      -------------
                                               ------------      -------------

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

    Class A Shares
                                        Class A Shares    Class A Shares   Class A Shares    Class A Shares   Dec. 31, 1997(1)<F1>
                                       Six Months Ended     Year Ended       Year Ended        Year Ended            through
                                        April 30, 2002     Oct. 31, 2001    Oct. 31, 2000    Oct. 31, 1999        Oct. 31, 1998
                                       ----------------   --------------   --------------    --------------   --------------------
                                          (Unaudited)
Per Share Data:
Net asset value, beginning of period       $ 12.29           $ 34.82          $ 28.21           $ 14.42             $ 10.00
                                           -------           -------          -------           -------             -------
Income from investment operations:
  Net investment loss                        (0.13)(2)(3)      (0.38)(2)(3)     (0.89)(2)(3)      (0.32)(2)(3)        (0.10)
                                                  <F2><F3>          <F2><F3>         <F2><F3>          <F2><F3>
  Net realized and unrealized gains (losses)
   on investments                            (1.76)           (22.15)            7.82             16.74                4.52
                                           -------           -------          -------           -------             -------
  Total from investment operations           (1.89)           (22.53)            6.93             16.42                4.42
                                           -------           -------          -------           -------             -------
Less distributions
  from net realized gains                       --                --            (0.32)            (2.63)                 --
                                           -------           -------          -------           -------             -------
Net asset value, end of period             $ 10.40           $ 12.29          $ 34.82           $ 28.21             $ 14.42
                                           -------           -------          -------           -------             -------
                                           -------           -------          -------           -------             -------
Total return (4)<F4>                        (15.38)%          (64.70)%          24.64%           131.51%              44.20%(5)
                                                                                                                            <F5>
Supplemental data and ratios:
  Net assets, end of period (000's)        $39,130           $58,727         $284,021           $92,500              $1,595
  Ratio of operating expenses to
   average net assets                         1.82%(6)(9)       1.67%(9)         1.62%(7)(8)       1.72%(9)            1.65%(6)(9)
                                                  <F6><F9>           <F9>            <F7><F8>           <F9>               <F6><F9>
  Ratio of interest expense to
   average net assets                         0.58%(6)<F6>      0.51%            0.72%             0.04%                 --
  Ratio of net investment loss to
   average net assets                        (1.70)%(6)(9)     (1.32)%(9)       (1.23)%(7)        (1.41)%(9)          (1.03)%(6)(9)
                                                   <F6><F9>           <F9>             <F7>              <F9>              <F6><F9>
  Portfolio turnover rate (10)<F10>         186.28%           821.69%           834.9%            764.3%              521.6%

   (1)<F1>  Commencement of operations.
   (2)<F2> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
   (3)<F3> Net investment loss before interest expense for the periods ending April 30, 2002, October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.10), $(0.28), $(0.56) and $(0.31), respectively.
   (4)<F4>  The total return does not reflect the 5.25% front-end sales charge.
   (5)<F5>  Not annualized.
   (6)<F6>  Annualized
   (7)<F7> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 2.34%. The ratio of net investment loss to average net assets, including interest expense was (1.95)%.
   (8)<F8>  Ratio includes Advisor expense waiver recovery of 0.09%.
   (9)<F9> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended April 30, 2002, October 31, 2001, October 31, 1999 and October 31, 1998 would have been 2.80%, 2.27%, 2.28% and 15.93%, respectively.
            The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended April 30, 2002, October 31, 2001, October 31, 1999 and October 31, 1998 would have been (2.68)%, (1.92)%, (1.97)% and
            (15.31)%, respectively.
 (10)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

Selected per share data is based on a share of common stock outstanding throughout each period.

   Class C Shares
                                                     Class C Shares      Class C Shares    Class C Shares     Aug. 5, 1999(1)<F11>
                                                    Six Months Ended       Year Ended        Year Ended             through
                                                     April 30, 2002      Oct. 31, 2001      Oct. 31, 2000        Oct. 31, 1999
                                                    ----------------     --------------    --------------     --------------------
                                                      (Unaudited)
Per Share Data:
Net asset value, beginning of period                    $ 12.11             $ 34.57           $ 28.17               $ 20.55
                                                        -------             -------           -------               -------
Income from investment operations:
  Net investment loss(2)<F12>(3)<F13>                     (0.17)              (0.52)            (1.10)                (0.13)
  Net realized and unrealized gains (losses)
   on investments                                         (1.73)             (21.94)             7.82                  7.75
                                                        -------             -------           -------               -------
  Total from investment operations                        (1.90)             (22.46)             6.72                  7.62
                                                        -------             -------           -------               -------
Less distributions from net realized gains                   --                  --             (0.32)                   --
                                                        -------             -------           -------               -------
Net asset value, end of period                          $ 10.21             $ 12.11           $ 34.57               $ 28.17
                                                        -------             -------           -------               -------
                                                        -------             -------           -------               -------

Total return (4)<F14>                                    (15.69)%            (64.97)%           23.92%                37.08%(5)
                                                                                                                           <F15>

Supplemental data and ratios:
  Net assets, end of period (000's)                     $15,232             $22,726           $99,237                $9,730
  Ratio of operating expenses to
   average net assets                                      2.57%(6)(9)         2.42%(9)          2.37%(7)(8)           2.47%(6)(9)
                                                              <F16><F19>           <F19>            <F17><F18>            <F16><F19>
  Ratio of interest expense to
   average net assets                                      0.58%(6)<F16>       0.51%             0.72%                 0.19%(6)<F16>
  Ratio of net investment loss to
   average net assets                                     (2.45)%(6)(9)       (2.07)%(9)        (1.98)%(7)            (2.22)%(6)(9)
                                                               <F16><F19>           <F19>             <F17>               <F16><F19>
  Portfolio turnover rate (10)<F20>                      186.28%             821.69%            834.9%                764.3%

  (1)<F11>  Commencement of operations.
  (2)<F12> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
  (3)<F13> Net investment loss before interest expense for the periods ending April 30, 2002, October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.14), $(0.42), $(0.91) and $(0.12), respectively.
  (4)<F14>  The total return does not reflect the 1.00% front-end sales charge.
  (5)<F15>  Not annualized.
  (6)<F16>  Annualized.
  (7)<F17> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 3.09%. The ratio of net investment loss to average net assets, including interest expense was (2.70)%.
  (8)<F18>  Ratio includes Advisor expense waiver recovery of 0.09%.
  (9)<F19> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended April 30, 2002, October 31, 2001 and October 31, 1999 would have been 3.55%, 3.02%, and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended April 30, 2002, October 31, 2001 and October 31, 1999 would have been (3.43)%, (2.67)%, and (3.08)%, respectively.
 (10)<F20> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

  Shares                                                               Value
  ------                                                               -----
            COMMON STOCKS - 105.4%

            APPAREL MANUFACTURING - 2.6%
  25,000    Coach, Inc. *<F21>                                     $ 1,400,000
                                                                   -----------
            AUTOMOTIVE - 12.2%
  30,000    AutoZone, Inc. *<F21>                                    2,280,000
  70,000    Group 1 Automotive, Inc.*<F21>                           3,068,800
  45,000    Lithia Motors, Inc. - Class A *<F21>                     1,269,000
                                                                   -----------
                                                                     6,617,800
                                                                   -----------

            BUILDING & HOUSING - 27.1%
  20,000    Beazer Homes USA, Inc. *<F21>                            1,770,400
  90,000    D.R. Horton, Inc.                                        2,322,000
  60,000    Hovnanian Enterprises, Inc. - Class A *<F21>             1,826,400
  30,000    KB HOME                                                  1,495,500
  50,000    Meritage Corporation *<F21>                              2,240,000
  30,000    M/I Schottenstein Homes, Inc.                            1,896,000
  18,000    The Ryland Group, Inc.                                   1,980,000
  40,000    Toll Brothers, Inc. *<F21>                               1,190,000
                                                                   -----------
                                                                    14,720,300
                                                                   -----------

            CONTAINERS - 2.9%
  40,000    Silgan Holdings Inc. *<F21>                              1,592,000
                                                                   -----------

            E-COMMERCE - 5.2%
  35,000    Expedia, Inc. - Class A*<F21>                            2,829,260
                                                                   -----------

            EDUCATION - 12.1%
  45,000    Apollo Group, Inc. - Class A*<F21>                       1,725,300
  60,000    Career Education Corporation *<F21>                      2,697,000
  66,667    University of Phoenix Online *<F21>                      2,144,000
                                                                   -----------
                                                                     6,566,300
                                                                   -----------

            ELECTRONIC - 4.0%
  30,000    Cubic Corporation                                        2,160,000
                                                                   -----------

            ENTERTAINMENT & LEISURE - 3.7%
  45,000    Direct Focus, Inc.*<F21>                                 2,011,500
                                                                   -----------

            GAMBLING - 7.9%
   5,000    Argosy Gaming Company *<F21>                               180,000
  30,000    GTECH Holdings Corporation *<F21>                        1,797,300
  60,000    Penn National Gaming, Inc. *<F21>                        2,306,400
                                                                   -----------
                                                                     4,283,700
                                                                   -----------

            HOME MORTGAGE AND BUILDING - 3.4%
   5,000    NVR, Inc. *<F21>                                         1,848,750
                                                                   -----------

            RETAIL - 10.1%
  40,000    A.C. Moore Arts & Crafts, Inc. *<F21>                    1,842,400
  25,000    Action Performance Companies, Inc. *<F21>                1,176,250
  35,000    Christopher & Banks Corporation *<F21>                   1,300,950
  20,000    Williams-Sonoma, Inc. *<F21>                             1,152,200
                                                                   -----------
                                                                     5,471,800
                                                                   -----------

            SOFTWARE - 2.2%
  40,000    JDA Software Group, Inc. *<F21>                          1,209,600
                                                                   -----------

            TEXTILES - HOME FURNISHINGS - 2.9%
  25,000    Mohawk Industries, Inc. *<F21>                           1,608,250
                                                                   -----------

            TRAVEL SERVICES - 4.6%
  40,000    Hotels.com - Class A *<F21>                              2,516,800
                                                                   -----------

            VIDEO RENTAL - 4.5%
  40,000    Blockbuster, Inc. - Class A                              1,144,000
  65,000    Movie Gallery, Inc. *<F21>                               1,304,550
                                                                   -----------
                                                                     2,448,550
                                                                   -----------

            TOTAL COMMON STOCKS (Cost $53,037,354)                  57,284,610
                                                                   -----------

            EXCHANGE TRADED FUNDS - 3.6%
  37,000    Nasdaq-100 Index Tracking Stock *<F21>                   1,174,010
  42,000    Technology Select Sector SPDR Fund *<F21>                  800,100
                                                                   -----------
            TOTAL EXCHANGE TRADED FUNDS (Cost $2,253,389)            1,974,110
                                                                   -----------

Principal
  Amount
---------
            SHORT-TERM INVESTMENTS - 0.2%

            VARIABLE RATE DEMAND NOTES#<F22>
  79,593    American Family Financial Services Inc., 1.43%              79,593
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $79,593)                 79,593
                                                                   -----------
            TOTAL INVESTMENTS - (COST $55,370,336) - 109.2%         59,338,313
            Liabilities, less Other Assets - (9.2)%                 (4,976,861)
                                                                   -----------
            TOTAL NET ASSETS - 100.0%                              $54,361,452
                                                                   -----------
                                                                   -----------

 *<F21>   Non-income producing security.
 #<F22> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of April 30, 2002.

                     See notes to the financial statements.

GRAND PRIX FUND
NOTES TO THE FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Grand Prix Fund (the "Fund") and the Super Core Fund (collectively the "Funds"). The shares of common stock of the Funds are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDING APRIL 30, 2002
                                                     $                Shares
                                                     -                ------
CLASS A SHARES:
     Shares sold                                $ 16,708,909         1,372,340
     Shares issued to
       holders in
       reinvestment
       of dividends                                       --                --
     Shares redeemed                             (28,244,114)       (2,387,108)
                                                ------------       -----------
     Net decrease                               $(11,535,205)       (1,014,768)
                                                ------------
     SHARES OUTSTANDING:
     Beginning of period                                             4,778,202
                                                                   -----------
     End of period                                                   3,763,434
                                                                   -----------
                                                                   -----------

CLASS C SHARES:
     Shares sold                                $  1,102,494            91,788
     Shares issued to
       holders in
       reinvestment
       of dividends                                       --                --
     Shares redeemed                              (5,403,302)         (475,712)
                                                ------------       -----------
     Net decrease                               $ (4,300,808)         (383,924)
                                                ------------
     SHARES OUTSTANDING:
     Beginning of period                                             1,876,357
                                                                   -----------
     End of period                                                   1,492,433
                                                                   -----------
                                                                   -----------
     TOTAL INCREASE                             $(15,836,013)
                                                ------------
                                                ------------

PERIOD ENDING OCTOBER 31, 2001
                                                    $                Shares
                                                    -                ------

CLASS A SHARES:
     Shares sold                                $498,909,102        21,541,559
     Shares issued to
       holders in
       reinvestment
       of dividends                                       --                --
     Shares redeemed                            (576,270,823)      (24,921,294)
                                                ------------       -----------
     Net decrease                               $(77,361,721)       (3,379,735)
                                                ------------
     SHARES OUTSTANDING:
     Beginning of period                                             8,157,937
                                                                   -----------
     End of period                                                   4,778,202
                                                                   -----------
                                                                   -----------

CLASS C SHARES:
     Shares sold                                $165,074,782         6,253,468
     Shares issued to
       holders in
       reinvestment
       of dividends                                       --                --
     Shares redeemed                            (184,883,977)       (7,247,935)
                                                ------------       -----------
     Net decrease                               $(19,809,195)         (994,467)
                                                ------------
     SHARES OUTSTANDING:
     Beginning of period                                             2,870,824
                                                                   -----------
     End of period                                                   1,876,357
                                                                   -----------
                                                                   -----------
     TOTAL DECREASE                             $(97,170,916)
                                                ------------
                                                ------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period ended April 30, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

          Purchases      $148,210,878
          Sales          $161,093,076

     At April 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $57,438,568 were as follows:

          Unrealized appreciation           $ 4,749,971
          Unrealized depreciation            (2,850,226)
                                            -----------
          Net unrealized appreciation
            on investments                  $ 1,899,745
                                            -----------
                                            -----------

     At October 31, 2001, the Fund had an accumulated net realized capital loss carryover of $228,649,093, with $26,158,565 expiring in 2008 and $202,490,528 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   CREDIT FACILITY

     U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement ("Agreement"), as amended, dated September 27, 1999 for the purpose of purchasing portfolio securities. For the period November 1, 2001 through April 30, 2002, the interest rate on the outstanding principal amount was the Bank's Prime Rate minus 1.50% (weighted average rate of 3.31% during the period ended April 30, 2002). Advances are collateralized by a first lien against the Fund's assets. During the period ended April 30, 2002, the Fund had an outstanding average daily balance of $12,088,895. The maximum amount outstanding during the period ended April 30, 2002, was $25,000,000. Interest expense amounted to $201,004 for the period ended April 30, 2002. At April 30, 2002, the Fund had a loan payable balance of $4,000,000.

6.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of the average daily net assets of the Fund. For the period November 1, 2001 through February 28, 2002, the Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses did not exceed 1.75% and 2.50%, respectively. For the period March 1, 2002 through April 30, 2002, the Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses did not exceed 2.00% and 2.75%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses.

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $62,414 for the Class A Shares and $98,955 for the Class C Shares pursuant to the Plans for the period ended April 30, 2002.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION         800 307-4880
ACCOUNT INFORMATION      800 432-4741

WWW.GRANDPRIXFUNDS.COM